UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 284 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 24, 2015, Minerva Neurosciences, Inc. (the “Company”) issued a press release announcing an update on two ongoing clinical trials with the Company’s MIN-202 (JNJ-42847922) product candidate, a selective orexin-2 receptor antagonist under joint development with Janssen Pharmaceutica NV.

A copy of the above referenced press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the Company’s updated corporate presentation that includes supporting data for the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. This information, including the information contained in the press release furnished as Exhibit 99.1 and the presentation furnished as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated September 24, 2015

99.2	Presentation of the Company dated September 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

By:	/s/ Mark S. Levine
Name:	Mark S. Levine
Title:	Senior Vice President, General Counsel and Secretary

Date: September 24, 2015

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release of the Company dated September 24, 2015

99.2	Presentation of the Company dated September 24, 2015